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                                 EXHIBIT 10.4(d)

                               Amended Schedule of

                               Executive Officers

                             Entitled to Benefits of

                              Severance Agreements

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                                LUMP SUM PAYMENTS

                                    UNDER THE

                              SEVERANCE AGREEMENTS*

       NAME                           POSITION                                                                 MULTIPLIER
       ----                           --------                                        TERM UPON                ----------
                                                                                  CHANGE IN CONTROL**
                                                                                  -------------------
Fernando DiBenedetto        Senior Vice President - Operations                            36                         2

Paul Pollack                Executive Vice President and Chief Operating                  48                         3
                            Officer

Raymond Reider              Senior Vice President and  Chief Marketing                    48                         3
                            Officer

Noah Rockowitz              Vice President, General Counsel & Secretary                   36                         2

Michael Rubin               Executive Vice President and Chief Financial                  48                         3
                            Officer


* The provisions of the individual severance agreements differ only in the term upon a change in control of the Registrant and the multiplier of average compensation used to determine the lump sum payments.

**In months.


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